EXHIBIT 10.10

                  NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT

                             FOR CDEX-INC. EMPLOYEES



         This Non-Disclosure and Confidentiality Agreement (the "Agreement"), made effective as of January15, 2004 (the "Effective Date"), by and between CDEX-Inc., a Nevada corporation (the "Company"), and the undersigned employee or Consultant (the "Employee").

         WHEREAS, the Company has hired the Employee to perform services for the Company (the "Services") pursuant to an Agreement dated effective as of the date hereof (the "Employment Agreement"); and

         WHEREAS, there exist certain confidential and proprietary information and intellectual property rights which are important to the success of the Company; and

         WHEREAS, as an express condition for the Company's agreement to enter into the Employment Agreement and to provide him with access to the said confidential and proprietary information and intellectual property rights, the Employee has agreed that he would keep confidential and not disclose the Company's said confidential and proprietary information and intellectual property rights, and would execute a confidentiality and non-disclosure agreement to that effect; and

         WHEREAS, the parties intend that this Agreement be the confidentiality and non-disclosure agreement referenced above.

         NOW, THEREFORE, in consideration of the above, the rights and obligations set forth herein, and other valuable considerations, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

         1. CONFIDENTIAL  INFORMATION.  The term  "Confidential  Information" as used herein means trade secrets, confidential business or commercial information, customer lists, vendor lists, technical information, know-how, inventions, patents, discoveries (whether or not patentable), copyrights, trademarks, service marks, techniques, data, systems, methods, processes, improvements, developments, enhancements, and modifications, and other proprietary rights, whether oral or written, or in recorded form, tangible or intangible, that are (i) from time to time owned or possessed by or on behalf of the Company or any entity related by ownership to the Company, (ii) conceived, developed, designed or otherwise created, modified or improved by the Employee, in whole or in part, or which the Employee may receive, produce, obtain, or learn about, in whole or in part, in connection with

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the  performance  of the  Services,  or (iii) relate in any way or manner to, or arise out of, the Company and its operations. Confidential Information shall also include (i) all right, title and interest to the Confidential Information arising under any laws of any country, and (ii) all right, title and interest in all causes of action relating to the Confidential Information arising under the patent, copyright, trade mark, service mark, trade secret, or other laws of any jurisdiction, which causes of action have not been asserted as of the Effective Date.

         2. NO LICENSE. All Confidential Information disclosed to the Employee, or which is or may be available to the Employee, shall be held in trust and confidence by the Employee for the Company. No interest or license of any right respecting the Confidential Information, other than as expressly set out herein, is granted to the Employee under this Agreement by implication or otherwise.

         3. THE PURPOSE. The Employee shall not use the Confidential Information in any manner except as is reasonably required for the performance of the Services. Such use shall be referred to herein as the "Purpose".

         4. PROTECTION OF CONFIDENTIAL INFORMATION. The Employee shall use his best faith efforts to protect the Company's interest in the Confidential Information and to keep it confidential, using a standard of care no less than the degree of care that the Employee would reasonably be expected to employ for his own similar confidential information. In particular, the Employee shall not, directly or indirectly, disclose, allow access to, transmit or transfer the Confidential Information to a third party without the Company's prior written consent. The Confidential Information shall not be copied, reproduced in any form or stored in a retrieval system or database by the Employee without the prior written consent of the Company, except for such copies and storage as may reasonably be required internally by the Employee for the Purpose. The Employee shall promptly notify the Company of any unauthorized disclosure, release, or transfer of the Confidential Information and shall provide reasonable assistance to terminate such unauthorized use or disclosure.

         5. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall, upon request of the Company from time to time or upon the termination of the Employment Agreement, immediately return to the Company or destroy, as the Company shall select, the Confidential Information and all copies thereof in any form whatsoever under the possession, power or control of the Employee. Upon request, the Employee shall provide the Company with a destruction certificate.

         6. EXCEPTIONS. The obligations of the Employee under Sections 1, 2, 3, 4, and 5 herein shall not apply to Confidential Information:

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                  a. which at the time of disclosure is, or thereafter  becomes, available to the trade or the public without restriction other than through the fault, negligence, or other acts of the Employee;

                  b. which is lawfully and in good faith obtained by the Employee from an independent third party without breach of this Agreement, as shown by documentation sufficient to establish the third party as a source of the Confidential Information, and not obtained by the third party from the Company or by unlawful or improper means; or

                  c. which the Employee can establish, by documented and competent evidence, was in his possession prior to the date of disclosure of such Confidential Information by the Company or an entity affiliated with the Company, or was independently developed by the Employee.

         Notwithstanding the above, however, the Employee and the Company further agree that individual elements of the Confidential Information may be or become available to the general public or a third party through no fault of the Employee, but that such availability of individual elements of knowledge may not produce cognizant appreciation of the value of elements of knowledge and may not render known an integrated package of information having the value of the Company's integrated package of know-how with its various parameters already reconciled and optimized in substantial part. Accordingly, the Employee understands that public availability, or the availability from a third party, of the individual parts of the Confidential Information does not release his obligation of confidence for Confidential Information that is not already publicly available. Further, the Employee will not be permitted to justify disregard of the obligations of confidence by use of the Confidential Information or parts thereof to guide a search to piece together a series of items of knowledge from unconnected sources, fitting them together by use of the Company's package of Confidential Information to make a showing of nonsecrecy of such information. The foregoing provisions of this Section 6 notwithstanding, the Employee shall not be more burdened against use of information from public sources or third party sources than a third party competitor would be, had he not received disclosure of either the Confidential Information or the value of the Confidential Information or any of its parts, and had he not had his interest therein sponsored or initiated by knowledge of the Confidential Information or any part thereof or its value. Accordingly, subject to the restrictions set forth herein, the Employee remains free to act on and use available information from public sources or from third party sources when and to the extent a competitor of the Company, otherwise disinterested, would in the natural course of business learn of, appreciate the value of, and use such public source or third party source information without having responded to initiative or interest suggested by knowledge of the Confidential Information, its parts or the value thereof.

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         7. DEFAULT.  Any  violation or attempted  violation of any provision of this Agreement by the Employee is an unauthorized use of the Confidential Information and shall be deemed to be a material breach of this Agreement. The Employee hereby agrees to indemnify, defend and hold harmless the Company from any and all claims, losses, actions, injuries, damages, fines, penalties, or other liabilities, including but not limited to loss of profits and other economic losses, attorneys' fees and court costs, resulting from or related to the breach of this Agreement by the Employee.

                  a. Without prejudice to the rights and remedies otherwise available, the Company shall be entitled to equitable relief, such as for an injunction or specific performance, without the need to post any bond or surety, if the Employee should breach or threaten to breach any of the provisions of this Agreement. The Employee recognizes and acknowledges that if he breaches the provisions of this Agreement, damages to the Company would be difficult if not impossible to ascertain, and because of the immediate and irreparable damage and loss that may be caused to the Company for which it would have no adequate remedy, it is therefore agreed that the Company, in addition to and without limiting any other remedy or right it may have, shall be entitled to have an injunction or other equitable relief in any court of competent jurisdiction enjoining any such breach, and the Employee hereby waives any and all defenses he may have on the grounds of lack of jurisdiction or competence of a court to grant such an injunction or other equitable relief. The existence of this right shall not preclude the applicability or exercise of any other rights and remedies at law or in equity that the Company may have.

                  b. Subject to any applicable arbitration provisions herein, nothing herein shall be construed as prohibiting the Company from pursuing any remedies, both federal and state, legal or equitable, available to the Company for any breach or threatened breach by the Employee, including, but not limited to, recovery from the Employee in accordance with the provisions of the Uniform Trade Secrets Act.

                  c. In the event that any enforcement action is taken by either party hereunder, including filing an action in court or in arbitration, the prevailing party shall be entitled to recover from the losing party its costs and expenses, including its reasonable attorneys' fees and court costs.

         9. TERM. The term of this Agreement shall commence as of the Effective Date and shall continue until the later of (i) three (3) years after the termination of the Employee's employment with the Company, or (ii) fifty (50) years after the Effective Date.

         10. INDEPENDENT AGREEMENT. The parties expressly agree that this Agreement is an independent agreement, and shall be construed in accordance with its terms. The validity or invalidity of the Employment Agreement or of any other

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document  related  thereto  shall not affect the validity or  invalidity of this
Agreement, it being the express intent of the parties that this Agreement shall survive the termination of the Employment Agreement, regardless of the nature or manner of the termination, including its termination for invalidity.

         11. REPRESENTATIONS. The Employee represents that this Agreement has been duly executed and delivered by the Employee and constitutes the valid and binding obligations of the Employee; that his execution of this Agreement will not violate any provision of any contract to which he is a party; and that he has had the opportunity to have this Agreement reviewed by his own counsel.

         12. ARBITRATION. Any failure to perform, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof, other than an action by the Company for injunctive relief or specific performance, shall be determined exclusively by arbitration in accordance with the provisions of this Section 12 and in accordance with the rules of the American Arbitration Association for arbitrating commercial matters. The arbitration shall be held in Washington, D.C., the surrounding metropolitan area of Maryland, or such other location as the parties shall mutually agree. The arbitrators shall base their award on applicable Maryland law and judicial precedent, and shall accompany their award with written findings of fact and conclusions of law. The decision of the arbitrators shall be binding on the parties, except that either party may appeal the arbitrators' decision by filing an action to reconsider the decision of the arbitrators in a court having jurisdiction hereunder. In any such action the arbitrators' findings of fact shall be conclusive and binding on both parties and the sole questions to be determined by the court shall be (i) whether or not the arbitrators' decision was contrary to Maryland law and judicial precedent, and (ii) if the court determines that the arbitrators' decision was contrary to Maryland law and judicial precedent, then how the dispute shall be resolved based on the arbitrators' findings of facts and Maryland law and judicial precedent. The decision of the court as to the resolution of the dispute under Maryland law and judicial precedent shall supercede the arbitrators' decision. Judgment upon the award rendered by the arbitrators, as modified by the court, if applicable, may be entered in any court having jurisdiction in accordance herewith.

                  a. SELECTION OF ARBITRATORS. An arbitrator shall be selected by each of the parties, and the arbitrators shall mutually select another arbitrator to serve with them so that there shall be an odd number of arbitrators. Alternatively, the parties may agree to accept a single arbitrator to be mutually agreed upon by the parties. Each person serving as an arbitrator hereunder shall be a professional with excellent academic and professional credentials who has had experience as an arbitrator and at least ten years experience in the field of resolving commercial disputes in the Washington Metropolitan area.

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                  b.  DISCOVERY.  Each party shall,  upon the written request of the other party, provide the other with copies of documents relevant to the issues raised thereby. Other discovery may be ordered by the arbitrators to the extent the arbitrators deem additional discovery appropriate, and any dispute regarding discovery, including disputes as to the need therefor or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive.

                  c. EXPENSES. All expenses and fees of the arbitrator and expenses for hearing facilities, stenographers, including attorneys' fees and the costs of expert witnesses, and other expenses of the arbitrators shall be borne by the non-prevailing party; provided, however, that the arbitrators may allocate a portion of such expenses to the other party if the arbitrators believe such a measure is justified by the conduct of the parties during the arbitration.

                  d. CONFIDENTIALITY OF PROCEEDINGS. The arbitration proceedings conducted pursuant hereto shall be confidential. Neither party shall disclose any information about the evidence adduced by the other in the arbitration proceeding or about documents provided by the other in connection with the proceeding except in the course of a judicial, regulatory or arbitration proceeding or as may be requested by a governmental authority. Before making any disclosure permitted by the preceding sentence, the party intending to make such disclosure shall give the other party reasonable written notice of the intended disclosure and afford the other party opportunity to protect its interests. The arbitrators, expert witnesses and stenographic reporters shall sign appropriate nondisclosure agreements in order to effectuate this agreement of the parties as to confidentiality.

                  e. EQUITABLE RELIEF. Notwithstanding anything herein to the contrary, any action brought by the Company for injunctive relief or specific performance is not subject to the requirements for arbitration hereunder, and may be sought in any court having jurisdiction in accordance herewith without resorting to arbitration.

         13. MISCELLANEOUS.

                  a. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties respecting the subject matter hereof other than as expressly set forth in this Agreement.

                  b. It is understood that any failure or delay by either party in exercising any right, power or privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof.

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                  c. This Agreement may not be assigned by the Employee  without the prior written consent of the Company, which consent shall be in the sole and absolute discretion of the Company. This Agreement shall inure to the benefit of and be binding upon permitted successors and permitted assigns of the parties hereto.

                  d. This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland, excluding its principles of conflicts of laws. Subject to the requirement for arbitration herein, the parties hereto agree that any action related to this Agreement shall be filed exclusively in the appropriate state or federal court having jurisdiction over Rockville, Maryland, and the parties hereby irrevocably commit to the jurisdiction and venue of such courts. Each of the parties waives all rights to a trial by jury in any action, suit or proceeding hereunder.

                  e. The terms, clauses and provisions of this Agreement shall be severable so that if any term, clause, or provision hereof shall be deemed invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the remaining terms, clauses, and provisions hereof. If any term, clause or provision contained herein is found by an arbitration proceeding or a court having jurisdiction as provided herein to be contrary to applicable law and judicial precedent in its character or restriction, the term, clause or provision shall not be rendered unenforceable thereby, but rather the character or restriction of such term, clause or provision shall be deemed reduced or modified with retroactive effect to render such term, clause or provision reasonable and such term, clause or provision shall be enforced as modified. If the court having jurisdiction will not revise the term, clause or provision, the parties shall mutually agree to a revision having an effect as close as permitted by law to the provision declared unenforceable. The Employee agrees that if an arbitration proceeding or a court having jurisdiction as provided herein determines, despite the express intent of the Employee, that any portion of this Agreement is not enforceable, the remaining portions shall be valid and enforceable.

                  f. Time is of the essence under this Agreement.

                  g. The Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

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                  IN WITNESS WHEREOF, the Employee and the Company have executed this Non-Disclosure and Confidentiality Agreement as set forth below as of the date given above.




                       CDEX-INC.



                               By:                                        (SEAL)
                                    --------------------------------------
                                    Malcolm H. Philips, Chief Executive Officer



                       EMPLOYEE or Consultant


                                                                          (SEAL)
                               -------------------------------------------
                               Name:

                               Signed by the Employee or Consultant on
                               January 15, 2002

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